AmericaFirst Defensive Growth &
Income Portfolio, Series 2

Prospectus Dated July 1, 2013

As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.

OVERVIEW

AmericaFirst Quantitative Trust is a unit investment trust that consists of AmericaFirst Defensive Growth & Income Portfolio, Series 2 (the “Trust”). AmericaFirst Securities, Inc. (the “Sponsor”) serves as Sponsor of the Trust. The term of the Trust will be 14 months.

INVESTMENT OBJECTIVE

The Trust seeks to provide current interest income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Trust seeks to achieve its objective by investing in a portfolio of domestic corporate bonds and defensive non-cyclical stocks of foreign and domestic companies by applying a specialized proprietary strategy made up of three sub-components, each of which selects 5 to 15 securities from which a final portfolio of 25 securities is chosen. The final portfolio consists only of those securities available for trading, thereby minimizing the risk that a security selected by one of the sub-component strategies will not be available. The asset allocation of the final portfolio will be approximately 70% bonds and 30% stocks, with each stock constituting approximately 3% of the final portfolio and each bond constituting approximately 4.67% of the final portfolio. The securities were selected in an effort to provide investors the potential for high current income with capital appreciation. The selection date for the strategy was June 27, 2013. The Trust strategy was developed by AmericaFirst Capital Management, LLC.

Sub-Component One

•	The Sponsor begins with all domestically traded corporate bonds.(1) The bonds are not screened by credit quality, which means that the Sponsor has the ability to invest in bonds that are rated below investment-grade, otherwise commonly referred to as “junk bonds.” The Sponsor may not select a bond that matures during the life of the portfolio. “Domestically traded corporate bonds” is defined as those bonds traded on the internal markets within the United States.(2)
•	The Sponsor ranks the bonds from highest par value outstanding to lowest par value outstanding and selects the top 2,000.(3) The “par value outstanding” represents the number of bonds outstanding multiplied by 1,000.
•	Then the Sponsor eliminates any bond with a negative yield to worst,(4) a maturity date less than 30 months from deposit date, registered as a private placement or has defaulted on an interest payment. The term “negative yield to worst” represents the lowest potential yield(5) that can be received on a bond without the issuer actually defaulting, and is calculated by making worst-case scenario assumptions(6) on the returns that would be received by the issuer. A “default” is where the debt obligation is not met.(7)
•	Of the remaining bonds, the Sponsor ranks the bonds by current yield and selects the top 135. Current yield is derived by dividing the stated coupon rate by the most recent month-end price.(8)

(1)	Listing of all domestically traded corporate bonds is based on information published by Thomson Reuters.
(2)	Definition provided by Thomson Reuters.
(3)	The par value data is based on information published and calculated by Thomson Financial, dated June 27, 2013.
(4)	The negative yield to worst information is published and calculated by Thomson Reuters, dated June 27, 2013.
(5)	The yield data is based on information published and calculated by Thomson Reuters, dated June 27, 2013.
(6)	The worst case scenario assumption data is provided and calculated by Thomson Financial.
(7)	Default information is based on data published and calculated by Thomson Financial.
(8)	Month-end pricing data is based on information published and calculated by Thomson Reuters, dated June 27, 2013.

•	Next the Sponsor ranks the remaining 135 bonds by 6 month relative strength index (RSI) and selects the top 45. The Relative Strength Index (RSI) is a technical indicator used in the analysis of investment securities. It is intended to chart the current and historical strength or weakness of an investment based on the monthly closing prices of a defined trading period. The RSI is calculated by the Sponsor, using the following formula: RSI = 100 – 100/(1 + RS). RS is the average of up closes for 6 calendar months divided by the average of down closes(9) for 6 calendar months, where the up closes represent positive months and the down closes represent negative months.(10) The defined trading period is 6 months, beginning on January 1, 2013 and ending on June 27, 2013.
º	The following provides an example of how the RSI is calculated:

Track the price movement of the selected security’s highs and lows each day of the pre-determined time frame. For example, if a security was trading at $10 per share, and then closed on successive days at $10.50, $11 and then $10.50, there are two days of $0.50 gains and one day of $0.50 loss for the three days.

Taking the figures determined above, add all the security price increases and all the security price decreases for the cycle period selected. Now, divide each of the totals by the number of days to arrive at an average price gain, and an average price loss. For example, if a 14-day time frame was chosen, and the security increased on seven of those days by a total of $14, and decreased five of those days by a total of $7, this part of the calculation requires the total gains ($14) be divided by 14, and then the total losses divided by 14 to arrive at the average gain and loss figures. In this case, average daily gain is $1, and average daily loss is $0.50.

With the average price gains and average price losses now determined, the remainder of the calculation is as follows: divide the average gain by the average loss, which equals 2 in the example above, and add 1 to the result, which yields 3 in this example. Now, divide 100 by this number, which equals to 33.33. The final step is to then subtract 33.33 from 100, to arrive at an RSI of 66.67.

•	Of the remaining 45 bonds, the Sponsor ranks by price momentum and selects the top 15. Price momentum is a measure of the rate of acceleration of a security’s price, and is calculated by finding the difference between the 24 month change in price and the 6 month change in price.(11) For example, if a security has gained 20% the last 24 months and has lost 10% the last 6 months, its price momentum would be 10% (20% minus 10%). The change in price is determined by the price on June 27, 2013, less the trading price either on June 30, 2011 or January 1, 2013. The top 15 securities represent the 15 securities with the highest price momentum.

Sub-Component Two

•	The market capitalization policy of this sub-component is addressed by each security’s inclusion in the Value Line Index,(12) which represents the 1600 – 1700 largest companies traded on United States Exchanges.

(9)	Up close and down close data is published and calculated by Thomson Reuters, dated June 27, 2013.
(10)	Month-end pricing data for stocks is based on information published and calculated by Ford Equity Research, Inc., dated June 27, 2013. Month-end pricing data for bonds is based on information published and calculated by Thomson Reuters, dated June 27, 2013.
(11)	The Sponsor calculates price momentum, but the price momentum data is based on information published by Ford Equity Research, Inc., dated June 27, 2013.
(12)	The Sponsor is not affiliated with Value Line, Inc. The Sponsor’s use of a list of securities that is included in the Value Line Index (SM) in the Sponsor’s investment strategy structure is not, and is not intended to imply, an endorsement of the Sponsor or the Sponsor’s products by Value Line, Inc.

•	The Sponsor begins with all defensive companies included in the Value Line Index. The Sponsor defines “defensive” as stocks issued by companies in the consumer staples, healthcare and utilities sectors.(13) These companies tend to be defensive in nature and have the potential to perform well during economic downturns.
•	Next the Sponsor ranks the stocks by operating earnings yield, share buyback and price-to-book ratio and selects the top 90, which means the stocks with the highest values.(14) The ranking is calculated as follows: (operating earning yield – share buyback)/price-to-book. Operating earnings yield is defined as the operating earnings per share divided by the price per share, and is expressed as a percentage. The operating earnings yield is gathered over a one year time period, beginning on June 30, 2012 and ending on June 27, 2013, and the yields are calculated based on monthly data. Share buyback is defined as the percent change in shares outstanding over a one-year timeframe, which begins on June 30, 2012 and ends on June 27, 2013.(15) Price-to-book ratio represents the price per share of a stock divided by the book value per share. Book value represents assets minus liabilities.
•	Then the Sponsor ranks the remaining 90 stocks by price-to-book ratio from lowest to highest price-to-book value and selects the bottom third, which refers to the companies with the lowest price-to-book value.
•	Of the remaining 30 stocks, the Sponsor ranks the stocks by price momentum and selects the top 5. Price momentum is a measure of the rate of acceleration of a security’s price, and is calculated by finding the difference between the 24 month change in price and the 6 month change in price.(16) The change in price is determined by the price on June 27, 2013, less the trading price either on June 30, 2011 or January 1, 2013. The top 5 securities represent the 5 securities with the highest price momentum.

Sub-Component Three

•	The Sponsor begins with the 150 largest non-United States companies whose stock is traded on an international exchange (excluding the United States, China, and Russia).(17) Non-United States companies are defined as companies that are headquartered outside the United States. The Sponsor defines size as the exchange-rate adjusted market capitalization of a company. The exchange-rate adjusted market capitalization is converted into United States currency in order to ensure consistency with the evaluation.(18) Therefore, the market capitalization is defined as a local market capitalization divided by the exchange rate. The exchange-rate adjustment does not impact the listing.
•	Next the Sponsor ranks the 150 stocks by highest to lowest dividend yield and selects the top 50 stocks with the highest yield.(19) Dividend yield is defined as the annualized current dividend, which represents the dividends for the 12 months preceding June 27, 2013, divided by the current price. Annualization represents the dividend frequency times the last paid dividend.

(13)	The definition of “defensive” is based on the industry codes published by Ford Equity Research, Inc., as of June 27, 2013.
(14)	Data for the ranking, including the “operating earnings yield” and “price-to-book ratio”, is based on information published and calculated by Ford Equity Research, Inc., dated June 27, 2013.
(15)	The share buyback information is published and calculated by Ford Equity Research, Inc., dated June 27, 2013.
(16)	The Sponsor calculates price momentum, but the price momentum data is based on information published by Ford Equity Research, Inc., dated June 27, 2013.
(17)	The international exchange information is based on data published and calculated by Ford Equity Research, Inc., dated June 27, 2013.
(18)	The exchange-rate adjustment information is based on data published and calculated by Ford Equity Research, Inc., dated June 27, 2013.
(19)	The yield data is based on information published and calculated by Thomson Reuters, dated June 27, 2013.

•	The Sponsor then ranks the remaining 50 stocks by return on assets and selects the top 15. “Return on assets” represents the trailing twelve month’s earnings divided by the total assets in percentage form, where the trailing twelve month’s earnings are based on monthly data, beginning on June 30, 2012 and ending on June 27, 2013.(20)
•	Of the remaining 15 stocks, the Sponsor ranks by one year operating earnings growth and selects the top 5. “Operating earnings growth” represents the one year growth in operating earnings in percentage form, where the one year growth period begins on June 30, 2012 and ends on June 27, 2013.(21) The time period used to make the operating earnings growth calculation is one-year.

For the purposes of the hypothetical performance information, the rules stated in each sub-component strategy were applied at the same time. If the Sponsor creates additional units of the Trust after the Trust’s inception date, the Trust will purchase the securities originally selected by applying the strategy. This is true even if a later application of the strategy would have resulted in the selection of different securities.

PRINCIPAL RISKS

As with all investments, you can lose money by investing in this Trust. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. No assurance can be given that the Trust’s investment objective will be achieved. The Trust also might not perform as well as you expect. This can happen for reasons such as:

•	Bond prices will fluctuate. The value of your investment may fall over time.
•	The value of the bonds may generally fall if interest rates, in general, rise. No one can predict whether interest rates will rise or fall in the future.
•	A bond issuer may be unable to make interest and/or principal payment in the future.
•	The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the primary offering period.
•	A bond issuer might prepay or “call” a bond before its stated maturity. If this happens, the Trust will distribute the principal to you but future interest will fall.
•	A bond’s call price could be less than the price the Trust paid for the bond. If enough bonds are called the Trust could terminate earlier than expected.
•	The Trust is concentrated in high-yield, high-risk securities, commonly called “junk bonds,” which are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.
•	Stock prices will fluctuate. The value of your investment may fall over time.
•	An issuer may be unwilling or unable to declare dividends in the future, or may reduce the level of dividends declared. This may result in a reduction in the value of your units.
•	The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the initial offering period, which is anticipated to be two months.
•	The Trust’s performance might correspond negatively to published hypothetical performance of the Trust’s strategy. This can happen for reasons such as an inability to exactly replicate the weightings of stocks in the strategy or be fully invested, timing of the Trust offering or timing of your investment, and Trust expenses.

(20)	Data for the ranking is based on information published and calculated by Ford Equity Research, Inc., dated June 27, 2013.
(21)	Data for the ranking is based on information published and calculated by Ford Equity Research, Inc., dated June 27, 2013.

•	The Trust is concentrated in securities issued by companies in the consumer staples, healthcare, and utilities sectors. Negative developments in these sectors will affect the value of your investment more than would be the case in a more diversified investment.
•	The Trust may invest significantly in stocks of small and mid-size companies. These stocks are often more volatile and have lower trading volumes than stocks of larger companies. These companies may have limited products or financial resources, management inexperience and less publicly available information.
•	The Trust will invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.
•	The Sponsor does not actively manage the portfolio. The Trust is a unit investment trust and, as a result, is not actively managed. Except in limited circumstances, the Trust will hold, and continue to buy, shares of the same securities even if their market value declines.

HYPOTHETICAL PERFORMANCE INFORMATION

The following tables compare the hypothetical performance information for the strategies employed by each Trust and the actual performances of the Dow Jones U.S. Moderately Conservative Relative Risk Index. The Dow Jones U.S. Moderately Conservative Relative Risk Index — which is unmanaged, not subject to fees, and not available for direct investment — provides the best comparison model because it best represents the portfolio allocations of the Trust’s investment strategy and is the closest match in terms of historical standard deviation. The Dow Jones U.S. Moderately Conservative Relative Risk Index was first calculated on July 1, 2003, and all other data for prior years has been calculated through back-testing.

Past performance is no guarantee of future results and the actual performance of the portfolio may be lower or higher than the hypothetical performance strategy. No representation is being made that the Trust will or are likely to achieve performance similar to that shown. Hypothetical strategy returns were the result of certain market factors and events which may not be replicated in the future. The Hypothetical Total Return figures are hypothetical, meaning that they do not represent actual trading, and thus may not reflect material economic and market factors, such as liquidity constraints, that may have had an impact on actual decision making. The hypothetical strategy has the full benefit of hindsight with the knowledge of factors that may have positively affected the hypothetical performance. The hypothetical portfolio begins on January 1, utilizing the data as of the last day of the prior year. The hypothetical portfolio is held for a full calendar year, and then the hypothetical portfolio was liquidated, and a new portfolio was selected for the upcoming calendar year. The Trust, however, will not liquidate its assets after a full calendar year, but will rather hold the portfolio for the full 14-month term of the Trust.

These hypothetical returns should not be used to predict or guarantee future performance of the Trust. Returns from a Trust will differ from its strategy for several reasons, including the following:

•	Total Return figures shown do not reflect commissions paid by a Trust on the purchase of Securities or taxes incurred by you. The Total Return also does not account for fees paid by the Trust and actual corporate events of portfolio investments including but not limited to stock splits or a merger or acquisition that may affect actual performance. But the Total Return does include dividends and income received from investments.
•	Strategy returns are for calendar years (and through the most recent month), while the Trust begin and end on various dates.
•	The Trust has a maturity longer than one year.
•	The Trust may not be fully invested at all times or equally weighted in each of the strategies or the stocks comprising their respective strategy or strategies. The Trust may not be fully invested or equally weighted in each of the securities if an occurrence with one of the securities would cause it to become cash, such as a bond call.

•	Extraordinary market events that are not expected to be repeated and which may have affected performance.
•	Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.
•	For a Trust investing in foreign securities, exchange rates and fluctuations thereof will affect returns.

You should note that the Trust is not designed to parallel movements in any index and it is not expected that they will do so. In fact, each Trust’s strategy underperformed its comparative index, or combination thereof, in certain years and we cannot guarantee that a Trust will outperform its respective index over the life of a Trust or over consecutive rollover periods, if available.

Because of its composition, the strategy is best compared to the Dow Jones US Moderately Conservative Relative Risk Index. A description of the index is below.

Dow Jones US Moderately Conservative Relative Risk Index.  Dow Jones Relative Risk IndexesSM are total-portfolio indexes that allow investors to evaluate the returns on their portfolios considering the amount of risk they have taken. The family includes global and U.S. indexes for five risk profiles — aggressive, moderately aggressive, moderate, moderately conservative and conservative. These profiles are defined based on incremental levels of potential risk relative to the risk of an all-stock index.

To reflect these risk levels, the indexes allocate differently amount the underlying stock, bond, and cash subindexes. Currently Moderately Conservative Index attempts to maintain a 40% level of risk relative to an all-stock portfolio. Risk is defined by the standard deviation, which represents a measure of the dispersion of a set of data from its mean. The standard deviation is calculated as the square root of the variance. The baseline of the standard deviation is the mean of past annual returns. High standard deviations represent high risk. The Moderately Conservative Index returns include the reinvestment of dividends.

Blended Index: 30% S&P 500/70% Barclays U.S. Aggregate Bond Index.  The blended index takes 30% of its returns from the S&P 500 and 70% of its returns from the Barclays U.S. Aggregate Bond Index. The S&P 500 is a stock market index based on the market capitalizations of 500 of the leading companies publicly traded in the U.S. stock market. The Barclays U.S. Aggregate Bond Index is a major index benchmark for U.S. bond investors which measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. Because the Trust’s strategy does not screen by credit quality the Trust includes bonds rated below investment grade, see footnote 3 to the Trust Portfolio.

COMPARISON OF TOTAL RETURN(1)(5)
Index Total Returns(2)

Year	AmericaFirst Defensive Growth & Income Strategy (Hypothetical)(3)	Dow Jones U.S. Moderately Conservative IndexSM	Blend: 30% S&P 500/ 70% Barclays Aggregate Bond Index(4)
1995	14.03	18.17	23.97
1996	21.61	8.89	9.20
1997	24.47	14.10	16.53
1998	9.79	11.73	14.94
1999	14.77	7.87	5.48
2000	18.50	6.78	5.25
2001	19.63	3.24	2.40
2002	16.43	-4.07	-0.02
2003	33.56	17.66	11.15
2004	23.62	9.01	6.33
2005	11.11	4.69	3.24
2006	19.36	7.45	7.69
2007	4.74	5.23	6.65
2008	-5.08	-13.81	-9.19
2009	36.98	17.25	12.20
2010	23.30	11.28	9.50
2011	8.17	5.07	6.38
2012	7.24	9.50	7.76
2013 (as of 6/1)	6.80	6.12	3.79

SUMMARY OF COMPOUND ANNUAL GROWTH RATES FOR
PERIODS ENDED DECEMBER 31, 2012(1)(5)
Index Total Returns(2)

Timeframe	AmericaFirst Defensive Growth & Income Strategy (Hypothetical)(3)	Dow Jones U.S. Moderately Conservative IndexSM	Blend: 30% SP500/ 70% Barclays Aggregate Bond Index(4)
Since Inception	16.37%	7.50%	7.53%
15-Year	15.66%	6.31%	5.84%
10-Year	15.61%	6.98%	6.01%
5-Year	13.21%	5.29%	5.04%
3-Year	12.67%	8.59%	7.87%
Standard Deviation	7.31	7.82	7.03%

NOTES TO COMPARISON OF TOTAL RETURN

(1)	Hypothetical Total Return table, which begins in 1995 because it is the oldest common starting date for the data and the bond data is not available for years before 1995, represents the sum of the change in market value of each group of securities between the first and last trading day of a period plus the total dividends paid on each security during such period divided by the opening market value of each group of stocks as of the first trading day of a period. The total return data is based on a calendar year calculation. Hypothetical Total Return figures assume that all dividends are reinvested in the same manner as the corresponding Trust (monthly or semi-annually) for the hypothetical Strategy returns and monthly in the case of Index returns. However, it should be noted that the Trust will not reinvest its dividends and therefore these hypothetical returns may be different from the returns of the Trust. The Hypothetical Total Return figures also assume that all returns are stated in terms of U.S. dollars. Hypothetical Strategy figures reflect the deduction of sales charges and but have not been reduced by estimated brokerage commissions paid by the Trust in acquiring Securities or any taxes incurred by investors. Based on the year-by-year hypothetical returns contained in the tables, over the full years as listed above, the hypothetical Strategy would have hypothetically achieved a greater average annual total return than that of its corresponding index.

(2)	Source of Index Total Returns: Thomson InvestmentView.
(3)	The Strategy securities for a given year consist of the securities selected by applying the Strategy as of the beginning of the period (and not the date the Trust actually sells Units).
(4)	Source of blended index is Thomson Reuters.
(5)	The following time periods were periods of extraordinary returns and such returns are unlikely to be repeated: 1996 – 1997, 2000 – 2006, 2008 – 2011. In 1996 and 1997, for example, domestic defensive stocks had substantially higher returns than the average returns across the broader market. From 2000 – 2006, domestic defensive stocks and international defensive stocks had substantially higher returns than the average returns across the broader market earned. In addition, bonds had higher than average returns from 2000 – 2002. In 2008, bonds (which are 70% of the portfolio) produced a positive return despite negative returns for domestic and international stocks across the broader market. From 2009 – 2011, domestic defensive stocks and international defensive stocks had substantially higher returns than the average returns across the broader market. These high results are the consequence of following the aforementioned investment strategy. There is no guarantee that such returns will be achieved in the future under actual market conditions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

WHO SHOULD INVEST

You should consider this investment if you want:

•	To own a defined portfolio of securities, selected based on a quantitative investment strategy.
•	To pursue a long-term investment strategy that includes investment in subsequent portfolios, if available.
•	The potential to receive current income and capital appreciation.

You should not consider this investment if you:

•	Are uncomfortable with the risks of an unmanaged investment in the corporate bonds held by the Trust.
•	Are uncomfortable with the risks of an unmanaged investment in the foreign stocks held by the Trust.
•	Are uncomfortable with the risks of an unmanaged investment in the stocks of the defensive sectors held by the Trust.

ESSENTIAL INFORMATION

Unit Price at Inception	$10.00
Inception Date	1-July-13
Termination Date	31-August-14
Distribution Dates	30th day of each quarter, commencing September 30, 2013
Record Dates	15th day of each quarter, commencing September 15, 2013
CUSIP Numbers
Standard Accounts
Cash Distributions	023659 162
Fee Based Accounts
Cash Distributions	023659 170
Minimum Investment	$1,000/100 Units

FEE TABLE

The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

Investor Fees	Percentage of Public Offering Price	Amount per Unit
Initial Sales Fee(1)	1.00%	$0.100
Deferred Sales Fee(2)	1.45%	$0.145
Creation & Development Fee(3)	0.50%	$0.050
Maximum Sales Fee	2.95%	$0.295
Estimated organization costs(4)	0.75%	$0.075

Annual Operating Expenses	Percentage of Public Offering Price	Amount per Unit
Trustee Fee & Expenses(5)	0.120%	$0.012
Portfolio supervision, bookkeeping, administrative, evaluation and servicing fees	0.100%	$0.010
Estimated other Trust operating expenses(5)	0.040%	$0.004
Total	0.260%	$0.026

(1)	The initial sales fee provided above is based on the unit price on the inception date. It represents the difference between the total sales fee (maximum of 2.95% of the unit offering price) and the sum of the remaining deferred sales fee and the total creation and development fee. Because of this, the initial sales fee will vary as the unit price varies and after deferred fees begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.
(2)	The deferred sales fee is fixed at $0.145 per unit and is paid in two monthly installments after the end of the initial offering period, on September 1, 2013 and October 1, 2013. If units are redeemed prior to the deferred sales fee period, the entire deferred sales fee will be collected.
(3)	The creation and development fee is fixed at $0.05 per unit and is paid after the end of the initial offering period (anticipated to be two months). The Sponsor receives the creation and development fee from your Trust for creating and developing the Trust, including determining the Trust’s objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The percentages provided are based on a $10 unit as of the inception date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the creation and development fee will be less than 0.50% of the Public Offering Price; if the unit price is less than $10.00 per unit, the creation and development fee will exceed 0.50% of the Public Offering Price. However, in no event will the maximum sales fee exceed 2.95% of a unit holder’s initial investment.
(4)	The estimated organizational costs include the amount per unit paid by the Trust at the end of the initial offering period or after three months, at the discretion of the Sponsor.
(5)	The estimated Trust operating expenses are based upon an estimated Trust size of approximately $10 million. Because certain of the operating expenses are fixed amounts, if the Trust does not reach such estimated size or falls below the estimated size over its life, the actual amount of the operative expenses may exceed the amounts reflected. In some cases, the actual amount of the operating expenses may greatly exceed the amounts reflected. Other operating expenses do not include brokerage costs and other transactional fees.

Example

This example helps you compare the cost of this Trust with other unit trusts and mutual funds. In the example the Sponsor assumes that the expenses do not change and that the Trust’s annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the Trust:

1 Year	$396
3 Years	$998
5 Years	$1,624
10 Years	$3,294

This example assumes that you continue to follow the Trust strategy and roll your investment, including all distributions, into a new series of the Trust each year subject to a reduced rollover sales fee of 1.95%.

TRUST PORTFOLIO

AmericaFirst Quantitative Trust
AmericaFirst Defensive Growth & Income Portfolio, Series 2
As of the Trust inception date, July 1, 2013

CORPORATE BONDS (69.37%)

Aggregate Principal	Company Name	Percent of Aggregate Offer Price	Cost to Portfolio(1)(2)
	CORPORATE BONDS (69.37%)(3)
$5,000	First Data Corp. 11.250% 3/31/2016	4.77%	$4,937.50
4,000	Vanguard Health Holding Co. II Inc. 8.000% 2/1/2018	4.14	4,280.00
4,000	Metro PCS Wireless 7.875% 9/1/2018	4.16	4,300.00
5,000	IASIS Capital Corp. 8.375% 5/15/2019	4.93	5,096.88
4,000	Verizon Communications Inc. 8.750% 11/1/2018	5.05	5,223.04
5,000	Emergency Medical Services Corp. 8.125% 6/1/2019	5.18	5,362.50
5,000	CityCenter Holdings LLC 7.625% 1/15/2016	5.15	5,325.00
4,000	American Express Co. 6.800% 9/1/2066	4.16	4,300.00
5,000	EXCO Resources Inc. 7.500% 9/15/2018	4.57	4,725.00
4,000	Bear Stearns Cos. LLC 7.250% 2/1/2018	4.61	4,770.88
5,000	Sears Holdings Corp. 6.625% 10/15/2018	4.60	4,762.50
5,000	Qwest Corp. 6.875% 9/15/2033	4.72	4,887.50
5,000	Clear Channel Communications Inc. 10.750% 8/1/2016	4.24	4,387.50
4,000	Denbury Resources Inc. 8.250% 2/15/2020	4.21	4,360.00
4,000	Noble Energy Inc. 8.250% 3/1/2019	4.88	5,047.34
			$71,765.64

COMMON STOCKS (30.63%)

Ticker	Company Name	Initial Shares	Price Per Share	Percent of Aggregate Offer price	Cost to Portfolio(1)(2)
	COMMON STOCKS (30.63%)
	Consumer Goods
ADM	Archer-Daniels-Midland Company	94	$33.91	3.08%	$3,187.54
BTI	British American Tobacco PLC - ADR	31	102.94	3.08	3,191.14
ABV	Cia de Bebidas das Americas - ADR	86	37.35	3.10	3,212.10
COT	Cott Corporation	411	7.81	3.10	3,209.91
TAP	Molson Coors Brewing Company	65	47.86	3.01	3,110.90
UVV	Universal Corporation	54	57.85	3.02	3,123.90
	Utilities
AESAY	AES Tiete S.A. - ADR	351	9.07	3.08	3,183.57
NGG	National Grid PLC - ADR	56	56.67	3.07	3,173.52
PPL	PPL Corporation	105	30.26	3.07	3,177.30
	Health Care
AZN	AstraZeneca PLC - ADR	66	47.30	3.02	3,121.80
					$31,691.68
			TOTAL	100.00%	$103,457.32

Notes to Portfolio

(1)	All securities are represented entirely by cash provided to the Trustee by the Sponsor and contracts to purchase Securities, which were entered into by the Sponsor on June 28, 2013. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units. The price of each security is based on the most recent closing sale price of each security as of the close of regular trading on the New York Stock Exchange on the business day prior to the Trust’s inception date. In accordance with FASB Accounting Standards Codification (“ASC”), ASC 820, Fair Value Measurements and Disclosures, a number of the Portfolio’s investments may be classified as Level 1, which refers to security prices determined using quoted prices in active markets for identical securities. A number of the Portfolio’s investments may be classified as Level 2, which refers to security prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted market prices for similar securities, interest rates, prepayment speeds and credit risk.
(2)	The cost of the securities to the Sponsor and the Sponsor’s profit (or loss) (which is the difference between the cost of the securities to the Sponsor and the cost of the securities to the Trust) is $103,744.06 (netting out accrued interest payable back to the Sponsor) and ($286.74), respectively.
(3)	Ten of the corporate bonds, representing 46% of the Trust's portfolio as of the business day prior to the inception date, are rated below investment grade (securities rated “BB+” or lower by Standard & Poor's). Eight of those corporate bonds, representing 38% of the Trust’s portfolio as of the business day prior to the inception date, are considered to be highly speculative (securities rated “B+” or lower by Standard & Poor's). These weightings, ratings and classifications may vary thereafter.

THE TRUST

HOW TO BUY UNITS

You can buy units of the Trust on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at www.afcm-portfolios.com. The public offering price of units includes:

•	The net asset value per unit plus;
•	Organization costs plus;
•	The sales fee.

The “net asset value per unit” is the value of the securities, cash and other assets in the Trust reduced by the liabilities of the Trust divided by the total units outstanding. The Sponsor often refers to the public offering price of units as the “offer price” or “purchase price.” The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If the Sponsor receives your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time, then you will receive the price computed on the date of receipt. If the Sponsor receives your order after the close of regular trading on the New York Stock Exchange or if authorized financial professionals receive your order after that time, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to the Sponsor in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders. Units of the Trust are available for purchase through financial professionals, including the Sponsor, and are not available for purchase directly from the Trust.

Value of the Securities.  The Sponsor determines the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. The Sponsor generally determines the value of securities using the last sale price for securities traded on a national securities exchange. In some cases the Sponsor will price a security based on its fair value after considering appropriate factors relevant to the value of the security. The Sponsor will only do this if a security is not principally traded on a national securities exchange or if the market quotes are unavailable or inappropriate.

The Sponsor determined the initial prices of the securities shown under “Portfolio” for the applicable Trust in this prospectus as described above at the close of regular trading on the New York Stock Exchange on the business day before the date of this prospectus. On the first day the Sponsor sells units it will compute the unit price as of the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

Organization Costs.  During the initial offering period, part of the public offering price of the units represents an amount that will pay the costs of creating your Trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the initial fees and expenses of the Trustee and the initial audit. Your Trust will sell securities to reimburse the Sponsor for these costs at the end of the initial offering period or after six months, if earlier. The value of your units will decline when your Trust pays these costs.

Transactional Sales Fee.  You pay a fee in connection with purchasing units. This fee is referred to as the “transactional sales fee.” The transactional sales fee has both an initial and a deferred component and equals 2.45% of the public offering price per unit based on a $10 public offering price per unit. This percentage amount of the transactional sales fee is based on the unit price on the Trust’s inception date. The transactional sales fee equals the difference between the total sales fee and the creation and development fee. As a result, the percentage and dollar amount of the transactional sales fee will vary as the public offering price per unit varies. The transactional sales fee does not include the creation and development fee which is described under “Expenses.”

The maximum sales fee equals 2.95% of the public offering price per unit at the time of purchase. You pay the initial sales fee at the time you buy units. The initial sales fee is the difference between the total sales fee percentage (maximum of 2.95% of the public offering price per unit) and the sum of the remaining fixed dollar deferred sales fee and the total fixed dollar creation and development fee. The initial sales fee should be approximately 1.00% of the public offering price per unit depending on the public offering price per unit. The deferred sales fee is fixed at $0.145 per unit. Your Trust pays the deferred sales fee in equal monthly installments as described in the “Fee Table” for the Trust. If you redeem or sell your units prior to collection of the total deferred sales fee, you will pay any remaining deferred sales fee upon redemption or sale of your units. Because the deferred sales fee and creation and development fee are fixed dollar amounts per unit, the actual fees will exceed the percentages shown in the “Fee Table” if the public offering price per unit falls below $10 and will be less than the percentages shown in the “Fee Table” if the public offering price per unit exceeds $10. In no event will the total sales fee exceed 2.95% of the public offering price per unit.

Since the deferred sales fee and creation and development fee are fixed dollar amounts per unit, your Trust must charge these amounts per unit regardless of any decrease in net asset value. However, if the public offering price per unit falls to the extent that the maximum sales fee percentage results in a dollar amount that is less than the combined fixed dollar amounts of the deferred sales fee and creation and development fee, your initial sales fee will be a credit equal to the amount by which these fixed dollar fees exceed your sales fee at the time you buy units. In such a situation, the value of securities per unit would exceed the public offering price per unit by the amount of the initial sales fee credit and the value of those securities will fluctuate, which could result in a benefit or detriment to unit holders that purchase units at that price. The initial sales fee credit is paid by the Sponsor and is not paid by the Trust. The “Fee Table” shows the sales fee calculation at a $10 public offering price per unit and the following examples illustrate the sales fee at prices below and above $10. If the public offering price per unit fell to $6, the maximum sales fee would be $0.1770 (2.95% of the public offering price per unit), which consists of an initial sales fee of -$0.0180, a deferred sales fee of $0.145 and a creation and development fee of $0.05. If the public offering price per unit rose to $14, the maximum sales fee would be $0.4130 (2.95% of the public offering price per unit), consisting of an initial sales fee of $0.2180, a deferred sales fee of $0.145 and the creation and development fee of $0.05. The actual sales fee that may be paid by an investor may differ slightly from the sales fees shown herein due to rounding that occurs in the calculation of the public offering price and in the number of units purchased.

Reducing Your Sales Fee.  The Sponsor offers a variety of ways for you to reduce the fee you pay. It is your financial professional’s responsibility to alert the Sponsor of any discount when you order units. Since the deferred sales fee and the creation and development fee are fixed dollar amounts per unit, your Trust must charge these fees per unit regardless of any discounts. However, if you are eligible to receive a discount such that your total sales fee is less than the fixed dollar amounts of the deferred sales fee and the creation and development fee, the Sponsor will credit you the difference between your total sales fee and these fixed dollar fees at the time you buy units.

Large Purchases.  You can reduce your sales fee by increasing the size of your investment:

Transaction Amount	Sales Fee
Less than $100,000	2.95%
$100,000 – $249,999	2.70%
$250,000 – $499,999	2.45%
$500,000 – $999,999	2.20%
$1,000,000 or more	1.95%

The Sponsor applies these fees as a percent of the public offering price per unit at the time of purchase. The Sponsor also applies the different purchase levels on a unit basis using a $10 unit equivalent. For example, if you purchase between 10,000 and 24,999 units, your fee is 2.70% of your public offering price per unit.

You may aggregate unit orders submitted by the same person for units of any of the Trusts of the Sponsor on any single day from any one broker-dealer to qualify for a purchase level. You can also include these orders as your own for purposes of this aggregation:

•	Orders submitted by your spouse or minor children living in the same household.

•	Orders submitted by your Trustee or other fiduciary purchasing units for a single Trust, estate (including multiple Trusts created under a single estate) or fiduciary account.

The discounts described above apply during the initial offering period.

Fee Accounts.  The Sponsor waives the transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive “wrap fee” is imposed. You should consult your financial advisor to determine whether you can benefit from these accounts. To purchase units in these fee-based accounts, your financial advisor must purchase units designated with one of the fee account CUSIP numbers, if available. Please contact your financial advisor for more information. Fee account purchases are not subject to the transactional sales fee but will be subject to the creation and development fee that is retained by the Sponsor.

This discount applies only during the initial offering period. Certain fee account investors may be assessed transaction or other fees on the purchase and/or redemption of units by their broker-dealer or other processing organizations for providing certain transaction or account activities. The Sponsor reserves the right to limit or deny purchases of units in fee accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to the Trust.

Employees.  The Sponsor waives the transactional sales fee for purchases made by officers, directors and employees of the Sponsor and its affiliates and their family members (spouses, children and parents). These purchases are not subject to the transactional sales fee but will be subject to the creation and development fee.

The Sponsor also waives a portion of the sales fee for purchases made by registered representatives of selling firms and their family members (spouses, children and parents). These purchases may be made at the public offering price per unit less the applicable regular dealer concession.

These discounts apply during the initial offering period and in the secondary market.

Rollover/Exchange Option.  The Sponsor waives a portion of the sales fee on units of the Trust offered in this prospectus if you buy your units with redemption or termination proceeds from any of the Sponsor’s other unit trusts. You may also purchase units of the Trust offered in this prospectus at this reduced fee if you purchase your units with (1) termination proceeds from an unaffiliated unit trust or (2) redemption proceeds from an unaffiliated unit trust if such Trust is scheduled to terminate within 30 days of the redemption. The discounted public offering price per unit for these transactions is equal to the regular public offering price per unit less 1.00%. To qualify for this discount, the termination or redemption proceeds used to purchase units of the Trust offered in this prospectus must be derived from a transaction that occurred within 30 days of your purchase of units of the Trust offered in this prospectus. In addition, the discount will only be available for investors that utilize the same broker-dealer (or a different broker-dealer with appropriate notification) for both the unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the unit purchase. You may be required to provide appropriate documentation or other information to your broker-dealer to evidence your eligibility for this sales fee discount.

Please note that if you purchase units of the Trust in this manner using redemption proceeds from Trusts which assess the amount of any remaining deferred sales fee at redemption, you should be aware that any deferred sales fee remaining on these units will be deducted from those redemption proceeds. This discount applies only during the initial offering period.

The exchange and rollover options are subject to modification, termination or suspension without notice, except in certain limited cases.

Retirement Accounts.  The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed.

HOW TO SELL YOUR UNITS

You can sell or redeem your units on any business day the New York Stock Exchange is open through your financial professional or the Trustee of your Trust. Unit prices are available daily on the internet at

www.afcm-portfolios.com or through your financial professional. The sale and redemption price of units is equal to the net asset value per unit, provided that you will not pay any remaining creation and development fee or organization costs if you sell or redeem units during the initial offering period. The sale and redemption price is sometimes referred to as the “liquidation price.” You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests.

Selling Units.  The Sponsor may maintain a secondary market for units. This means that if you want to sell your units, the Sponsor may buy them at the current net asset value, provided that you will not pay any remaining creation and development fee or organization costs if you sell units during the initial offering period. The Sponsor may then resell the units to other investors at the public offering price or redeem them for the redemption price. The secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. The Sponsor may discontinue its secondary market at any time without notice. Even if the Sponsor does not make a market, you will be able to redeem your units with the Trustee on any business day for the current redemption price.

Redeeming Units.  You may also redeem your units directly with the Trustee, The Bank of New York Mellon, on any day the New York Stock Exchange is open. The redemption price that you will receive for units is equal to the net asset value per unit, provided that you will not pay any remaining creation and development fee or organization costs if you redeem units during the initial offering period. You will pay any remaining deferred sales fee at the time you redeem units. You will receive the net asset value for a particular day if the Trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. If your request is not received in a timely manner or is incomplete in any way, you will receive the next net asset value computed after the Trustee receives your completed request.

If you redeem your units, the Trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the Trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

Ownership of units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at Depository Trust Company (“DTC”). Units are transferable by contacting your bank or broker-dealer through which you hold your units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your units are registered on the transfer records of DTC.

You can request an in-kind distribution of the securities underlying your units if you tender at least 2,500 units for redemption (or such other amount as required by your financial professional’s firm). This option is generally available only for securities traded and held in the United States. The Trustee will make any in-kind distribution of securities by distributing applicable securities in book entry form to the account of your financial professional at DTC. You will receive whole shares of the applicable securities and cash equal to any fractional shares. You may not request this option in the last 30 days of your Trust’s life. The Sponsor may discontinue this option upon 60 days’ notice.

Exchange Option.  You may be able to exchange your units for units of the Sponsor’s unit trusts at a reduced sales fee. You can contact your financial professional for more information about Trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current Trusts suit you and to discuss tax consequences. The Sponsor may discontinue this option at any time upon 60 days’ notice.

Rollover Option.  The Trust strategy is a long-term investment strategy designed to be followed on an annual basis. You may achieve more consistent long-term investment results by following the strategy. As part of the strategy, the Sponsor currently intends to offer a subsequent series of the Trust for a rollover when the current Trust terminates however it is possible that a future run of the Trust strategy may produce results which could make the offering of a subsequent series of the Trust impossible at Trust termination. You must therefore be aware that a future series of the Trust may not be available for a rollover investment. When the Trust terminates you will have the option to (1) participate in a rollover and have your units reinvested into a subsequent Trust series through a rollover as described in this section, if available, or (2) receive a cash distribution.

If you elect to participate in a rollover, your units will be redeemed on your Trust’s termination date. As the redemption proceeds become available, the proceeds (including dividends) will be invested in a new Trust series, if available, at the public offering price for the new Trust. The Trustee will attempt to sell securities to satisfy the redemption as quickly as practical on the termination date. The Sponsor does not anticipate that the sale period will be longer than one day; however, certain factors could affect the ability to sell the securities and could impact the length of the sale period. The liquidity of any security depends on the daily trading volume of the security and the amount available for redemption and reinvestment on any day.

The Sponsor intends to make subsequent Trust series available for sale at various times during the year. Of course, the Sponsor cannot guarantee that a subsequent Trust or sufficient units will be available or that any subsequent Trust will offer the same investment strategy or objectives as the current Trust. The Sponsor cannot guarantee that a rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the Trust’s procedures. The Sponsor may, in its sole discretion, modify a rollover or stop creating units of the Trust at any time regardless of whether all proceeds of unit holders have been reinvested in a rollover. The Sponsor may decide not to offer the rollover option upon 60 days’ notice. Cash which has not been reinvested in a rollover will be distributed to unit holders shortly after the termination date. Rollover participants may receive taxable dividends or realize taxable capital gains which are reinvested in connection with a rollover but may not be entitled to a deduction for capital losses due to the “wash sale” tax rules. Due to the reinvestment in a subsequent Trust, no cash will be distributed to pay any taxes. See “Taxes.”

DISTRIBUTIONS

Distributions.  Your Trust generally pays distributions of its net investment income (pro-rated on an annual basis) along with any excess capital on each distribution date to unit holders of record on the preceding record date. The record and distribution dates are shown under “Essential Information” for the Trust. In some cases, your Trust might pay a special distribution if it holds an excessive amount of cash pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. Your Trust will also generally make required distributions or distributions to avoid imposition of tax at the end of each year because it is structured as a “regulated investment company” for federal tax purposes. The amount of your distributions will vary from time to time as companies change their dividends and interest payments or Trust expenses change.

When the Trust receives dividends and interest payments from a portfolio security, the Trust credits the dividends and interest payments to the Trust’s accounts. In an effort to make relatively regular income distributions, the Trust’s monthly income distribution is equal to one-twelfth of the estimated net annual dividends and interest payments to be received by the Trust after deduction of Trust operating expenses. Because income payments are not received by the Trust at a constant rate throughout the year, such distributions to unit holders may be more or less than the amount credited to the Trust’s income account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Trust’s income account, the Trustee is authorized to advance such amounts as may be necessary to provide income distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Trust’s income account on the ensuing record date.

Reports.  The Trustee or your financial professional will make available to you a statement showing income and other receipts of your Trust for each distribution. Each year the Trustee will also provide an annual report on your Trust’s activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your Trust, if available.

INVESTMENT RISKS

All investments involve risk.  This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. The Sponsor cannot guarantee that your Trust will achieve its objective or that your investment return will be positive over any period.

Market risk.  Market risk is the risk that the value of the securities in your Trust will fluctuate. This could cause the value of your units to fall below your original purchase price. Market value fluctuates in response to various factors. These can include the following:

•	General securities market movements.
•	Changes in the financial condition of an issuer or a sector.
•	Changes in perceptions about an issuer or a sector.
•	Interest rates and inflation.
•	Government policies and litigation.
•	Purchases and sales of securities by the Trust.

Even though the Sponsor carefully supervises your portfolio, you should remember that it does not manage your portfolio. Your Trust will not sell a security solely because the market value falls as is possible in a managed fund.

Strategy correlation risk.  Strategy correlation risk is the risk that the Trust’s performance will not sufficiently correspond with published hypothetical performance of the Trust’s investment strategy. This can happen for reasons such as:

•	The impracticability of owning each of the strategy securities with the exact weightings at a given time.
•	Strategy performance is based on a calendar year strategy while Trusts may be created at various times during the year.

•	The Trust may not be fully invested at all times.
•	Trust fees and expenses.

Interest Rate Risk.  Interest rate risk is the risk that securities in the Trust will decline in value because of a rise in interest rates. Generally, securities that pay fixed rates of return will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, securities that pay fixed rates of return with longer periods before maturity are more sensitive to interest rate changes.

Credit and Dividend Payment Risk.  Credit risk is the risk that an issuer of a security in the Trust is unable or unwilling to make dividend and/or principal payments. Trust preferred securities are subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made. Such interest payments are dependent on the financial condition of the issuer. Dividend payments for both preferred securities and Trust preferred securities may not be paid at all or may generally be deferred without default. High-yield or “junk” securities that are rated below investment-grade are generally more susceptible to this risk than investment-grade securities.

Call Risk.  Call risk is the risk that the issuer prepays or “calls” a security before its stated maturity. An issuer might call a security if interest rates fall and the security pay a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a security, the Trust will distribute the principal to you but your future income distributions will fall. You might not be able to reinvest this principal at as high a yield. A security’s call price could be less than the price the Trust paid for the security and could be below the security’s par value. This means that you could receive less than the amount you paid for your units. If enough securities in the Trust are called, the Trust could terminate early. A significant number of securities in the Trust’s portfolio are currently callable. In addition, certain of these presently-callable securities are currently trading near, at or above their call price and are therefore more susceptible to being called by their issuer during the life of the Trust. Some or all of the securities may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the securities were used, and various other events. High-yield or “junk” securities that are rated below investment-grade are generally more susceptible to this risk than investment-grade securities. The call provisions are described in general terms in the “Portfolio” under “Redemption Provisions”.

Reduced Diversification.  The Trust involves the risk that the Trust will become smaller and less diversified as securities are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

Security Quality Risk.  Security quality risk is the risk that a security will fall in value if a rating agency decreases the security’s rating. Securities ratings may be reduced at any time, including during the primary offering period of your Trust. Certain securities held by the Trust may not be rated by one or more of the credit agencies. As a result, it may be difficult to assess the credit quality of such securities.

High Yield Security Risk.  The Trust is considered concentrated in high yield securities. High yield, high risk securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. The value of these securities will decline significantly with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer’s creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.

High-yield or “junk” securities, the generic names for securities rated below “BBB” by Standard & Poor’s or “Baa” by Moody’s, are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed. Securities rated below BBB or Baa are considered speculative as these ratings indicate a quality of less than investment grade. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

Consumer Staples and Retail Issuers.  The Trust invests significantly in companies that manufacture or sell various consumer staples. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers’ disposable income can negatively impact spending habits. Competitiveness in the retail industry could require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive.

Health Care Issuers.  The Trust invests significantly in health care companies. These issuers include companies involved in advanced medical devices and instruments, drugs and biotechnology, managed care, hospital management/health services and medical supplies. These companies face substantial government regulation and approval procedures. Congress and the president have proposed a variety of legislative changes concerning health care issuers from time to time. Government regulation, and any change in regulation, can have a significantly unfavorable effect on the price and availability of products and services. Drug and medical products companies also face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that a product will never come to market. The research and development costs of bringing a new drug or medical product to market are substantial. This process involves lengthy government review with no guarantee of approval. These companies may have losses and may not offer proposed products for several years, if at all. The failure to gain approval for a new drug or product can have a substantial negative impact on a company and its stock. Health care facility operators face risks related to demand for services, the ability of the facility to provide required services, confidence in the facility, management capabilities, competition, efforts by insurers and government agencies to limit rates, expenses, the cost and possible unavailability of malpractice insurance, and termination or restriction of government financial assistance (such as Medicare, Medicaid or similar programs).

Utilities Issuers.  The Trust invests significantly in utility companies. General problems of utility companies include risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations; regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer; energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the effects of local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors; natural or man-made disasters; difficulty obtaining adequate returns on invested capital; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. In addition, taxes, government regulation, international politics, price and supply fluctuations, and volatile interest rates and energy conservation may cause difficulties for utilities.

Tax and Legislation Risk.  Tax legislation proposed by the President or Congress, tax regulations proposed by the U.S. Treasury or positions taken by the Internal Revenue Service could affect the value of the Trust by changing the taxation or tax characterizations of the portfolio securities, or dividends and other income paid by or related to such securities. Congress has considered such proposals in the past and may do so in the future.

Litigation and Legislation Risk.  Your Trust is also subject to litigation and legislation risk. Various legislative initiatives will be proposed from time to time in the United States and abroad which may have a negative impact on certain of the companies represented in the Trust. In addition, litigation regarding any of the issuers of the securities or of the industries represented by these issuers may negatively impact the share prices of these securities. No one can predict whether any legislation will be proposed, adopted or amended by Congress and no one can predict the impact that any other legislation might have on the Trust or its portfolio securities.

Foreign Securities Risk.  Your Trust intends to invest in non-U.S. securities. Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. securities due to such factors as political, social, and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

•	Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.
•	Foreign issuers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers, and there may be less public information about their operations.
•	Foreign markets may be less liquid and more volatile than U.S. markets.
•	Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Trust’s value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Trust to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Trust’s foreign currency holdings.
•	Future political and governmental restrictions which might adversely affect the payment or receipt of income on the foreign securities.

American Depository Receipts.  Certain securities may be held in the form of American Depositary Receipts (“ADRs”) or other similar receipts. ADRs represent receipts for foreign common stock deposited with a custodian (which may include the Trustee). The ADRs in your Trust, if any, trade in the U.S. in U.S. dollars and are registered with the SEC. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs generally involve the same types of risks as foreign common stock held directly.

Some ADRs may experience less liquidity than the underlying common stocks traded in their home market. Your Trust may invest in sponsored or unsponsored ADRs. Unlike a sponsored ADR where the depositary has an exclusive relationship with the foreign issuer, an unsponsored ADR may be created by a depositary institution independently and without the cooperation of the foreign issuer. Consequently, information concerning the foreign issuer may be less current or reliable for an unsponsored ADR and the price of an unsponsored ADR may be more volatile than if it was a sponsored ADR. Depositaries of unsponsored ADRs are not required to distribute shareholder communications received from the foreign issuer or to pass through voting rights to its holders. The holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR, whereas the foreign issuers typically bear certain costs in a sponsored ADR.

Emerging Market Risk.  Your Trust may invest in companies headquartered or incorporated in countries considered to be emerging markets. Emerging markets are generally defined as countries with low per capita income in the initial stages of their industrialization cycles. Risks of investing in developing or emerging countries include the possibility of investment and trading limitations, liquidity concerns, delays and disruptions in settlement transactions, political uncertainties, and dependence on international trade and development assistance. In addition, emerging market countries may be subject to overburdened infrastructure, obsolete financial systems and environmental problems. For these reasons, investments in emerging markets are often considered speculative.

Fixed Portfolio.  Investors should be aware that the Trust is not “managed” and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the portfolio of the Trust except under extraordinary circumstances. Investors should not in particular that the securities were selected on the basis of the criteria set forth in the prospectus and the Trust may continue to purchase or hold securities originally selected through this process even though the evaluation of the attractiveness of the securities may have changed. A number of the securities in the Trust may also be owned by other clients of the Sponsor. However, because these clients may have differing investment objectives, the Sponsor may sell certain securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a security or a merger or acquisition is announced affecting a security, the Sponsor may instruct the Trustee to tender or sell the security on the open market when, in its opinion, it is in the best interest of the unit holders of the unit to do so. Although the portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell securities under certain limited circumstances, securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the securities may not be the highest price attained by an individual security during the life of the Trust. The prices of single shares of each of the securities in the Trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks’ purchase price than as a percentage of the higher-price stocks’ purchase price.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

Current Economic Conditions Risk.  The U.S. economy suffered a recession in December 2007. This recession began with problems in the housing and credit markets, many of which were caused by defaults on “subprime” mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity declined across all sectors of the economy, and the United States experience increased unemployment. The economic crisis affected the global economy with European and Asian markets also suffering historic losses. Standard & Poor’s Rating Services recently lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA,” which could lead to increased interest rates and volatility. Due to the current sate of uncertainty in the economy, the value of the securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the crisis; however, the impact of these measures is not yet fully known and cannot be predicted.

Additional Deposits.  The Trust Agreement authorizes the Sponsor to increase the size of the Trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in the Trust and the issuance of a corresponding number of additional units. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the Trust will pay the associated brokerage fees. To minimize this effect, the Trust will attempt to purchase the securities as close to the evaluation time or as close to the evaluation prices as possible.

Some of the securities may have limited trading volume. The Trustee, with directions from the Sponsor, will endeavor to purchase securities with deposited cash as soon as practicable reserving the right to purchase those securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the Trust’s failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90 day period following the inception date) and cannot be invested in one or more stocks, at what the Sponsor considers reasonable prices, it intends to use that cash to purchase each of the other securities in the original proportionate relationship among these securities. Similarly, at termination of the Trust, the Sponsor reserves the right to sell securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the securities. The proceeds received by unit holders following termination of the Trust will reflect the actual sales proceeds received on the securities, which will likely differ from the closing sale price on the termination date.

Liquidity Risk.  Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security. The Sponsor expects that the Trust will hold 15% or less of its net asset value in illiquid securities as of the Trust’s inception date.

No FDIC Guarantee.  An investment in the Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST ADMINISTRATION

Your Trust.  Your Trust is a unit investment trust registered under the Investment Company Act of 1940. The Sponsor created the Trust under a Trust agreement between AmericaFirst Securities, Inc. (as Depositor/Sponsor and evaluator), AmericaFirst Capital Management, LLC (as Supervisor) and The Bank of New York Mellon (as Trustee). To create your Trust, the Sponsor deposited securities with the Trustee (or contracts to purchase securities along with an irrevocable letter of credit, cash or other consideration to pay for the securities). In exchange, the Trustee delivered units of your Trust to the Sponsor. Each unit represents an undivided interest in the assets of your Trust. These units remain outstanding until redeemed or until your Trust terminates. At the close of the New York Stock Exchange on the Trust’s inception date or on the first day units are sold to the public, if later, the number of units may be adjusted so that the public offering price per unit equals $10. The number of units and fractional interest of each unit in the Trust will increase or decrease to the extent of any adjustment.

Changing Your Portfolio.  Your Trust is not a managed fund. Unlike a managed fund, the Sponsor designed your portfolio to remain relatively fixed. Your Trust will generally buy and sell securities:

•	To pay expenses.
•	To issue additional units or redeem units.
•	In limited circumstances to protect the Trust.
•	To make required distributions or avoid imposition of taxes on the Trust, or as permitted by the Trust agreement.
•	As permitted by the Trust agreement.

When your Trust sells securities, the composition and diversity of the securities in the portfolio may be altered. If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the Trustee may either sell the security or accept a tender offer if the Supervisor determines that the action is in the best interest of unit holders. The Trustee will distribute any cash proceeds to unit holders. If your Trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. If any contract for the purchase of securities fails, the Sponsor will refund the cash and sales fee attributable to the failed contract to unit holders on or before the next distribution date unless substantially all of the moneys held to cover the purchase are reinvested in substitute securities in accordance with the Trust agreement. The Sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the securities detrimental to your Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in your Trust on the Trust’s inception date. The Sponsor may also instruct the Trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company.

The Sponsor will increase the size of your Trust as it sells units. When the Sponsor creates additional units, it will seek to replicate the existing portfolio. When your Trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time the Sponsor creates units and the time your Trust buys the securities. When your Trust buys or sells securities, the Sponsor may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your Trust or the Trustee.

Amending the Trust Agreement.  The Sponsor and the Trustee can change the Trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not materially adversely affect your interest (as determined by the Sponsor and the Trustee). The Sponsor cannot change this agreement to reduce your interest in your Trust without your consent. Investors owning two-thirds of the units in your Trust may vote to change this agreement.

Termination of Your Trust.  Your Trust will terminate on the termination date set forth under “Essential Information” for the Trust. The Trustee may terminate your Trust early if the value of the Trust is less than 40% of the original value of the securities in the Trust at the time of deposit. At this size, the expenses of your Trust may create an undue burden on your investment. Investors owning two-thirds of the units in your Trust may also vote to terminate the Trust early. The Trustee will liquidate your Trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the Trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the Trust. If this happens, the Sponsor will refund any sales fee that you paid.

The Trustee will notify you of any termination and sell any remaining securities. The Trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

The Sponsor.  The Sponsor of the Trust is AmericaFirst Securities, Inc. AmericaFirst Securities, Inc. is registered under the Securities Exchange Act of 1934 as a broker-dealer and is organized as a corporation under the laws of the State of Kansas. AmericaFirst Securities, Inc. is a member of the Financial Industry Regulatory Authority, Inc.

The principal office of AmericaFirst Securities, Inc. is 8150 Sierra College Blvd (Suite 290); Roseville, CA 95661. If the Sponsor fails to or cannot perform its duties as Sponsor or becomes bankrupt, the Trustee may replace it, continue to operate your Trust without a Sponsor, or terminate your Trust.

The Sponsor and your Trust have adopted a code of ethics requiring its employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

The Trust strategy was developed by AmericaFirst Capital Management, LLC, a SEC-registered investment adviser formed in January 2007. AmericaFirst Capital Management, LLC serves as the adviser to four mutual funds and has served as the sub-adviser to over fifteen Unit Investment Trusts since 2008.

AmericaFirst Securities, Inc. is a wholly-owned subsidiary of AmericaFirst Capital Management, LLC.

AmericaFirst Capital Management, LLC and its subsidiary, AmericaFirst Securities, Inc., are not affiliated with Burlington Capital Group, LLC (formerly America First Companies) or any of its subsidiaries.

The Trustee.  The Bank of New York Mellon is the Trustee of your Trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the Trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. The Sponsor may remove and replace the Trustee in some cases without your consent. The Trustee may also resign by notifying the Sponsor and investors.

DISTRIBUTION OF UNITS

The Sponsor sells units to the public through broker-dealers and other firms. The Sponsor pays part of the sales fee to these distribution firms when they sell units. During the initial offering period, the distribution fee (the broker-dealer concession or agency commission) for broker-dealers and other firms is as follows:

Transaction Amount	Concession or Agency Commission
Less than $100,000	2.25%
$100,000 – $249,999	2.00%
$250,000 – $499,999	1.75%
$500,000 – $999,999	1.50%
$1,000,000 or more	1.25%
Rollover Purchases	1.25%

The Sponsor applies these concessions or agency commissions as a percent of the public offering price per unit at the time of the transaction. The Sponsor also applies the different levels on a unit basis using a $10 unit equivalent. The broker-dealer concession or agency commission is 80% of the sales fee for secondary market sales. For transactions involving unit holders of other unit investment Trusts who use their redemption or termination proceeds to purchase units of the Trust, the distribution fee is 1.05% of the public offering price per unit. No distribution fee is paid to broker-dealers or other selling firms in connection with unit sales in investment accounts that charge a “wrap fee” or periodic fees for investment advisory, financial planning or asset management services in lieu of commissions.

Broker-dealers and other firms that sell units of all AmericaFirst Quantitative Trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to firms as set forth in the applicable Trust’s prospectus. The additional concession is based on total initial offering period sales of all America First Quantitative Trusts during a calendar quarter as set forth in the following table:

Initial Offering Period Sales Volume During Calendar Quarter (Millions)	Volume Concession
$25 but less than $100	0.055%
$100 but less than $150	0.080%
$150 but less than $250	0.105%
$250 but less than $500	0.120%
$500 but less than $750	0.130%
$750 but less than $1,000	0.135%
$1,000 but less than $1,500	0.140%
$1,500 but less than $2,000	0.145%
$2,000 but less than $3,000	0.155%
$3,000 but less than $4,000	0.165%
$4,000 but less than $5,000	0.175%
$5,000 or more	0.180%

This volume concession will be paid on units of all eligible AmericaFirst Quantitative Trusts sold in the initial offering period. For a Trust to be eligible for this additional compensation for calendar quarter sales, the Trust's prospectus must include disclosure related to this additional compensation; the Trust is not eligible for this additional compensation if the prospectus for such Trust does not include disclosure related to this additional compensation. Broker-dealer firms will not receive additional compensation unless they sell at least $25 million in units during a calendar quarter. For example, if a firm sells $24.5 million in units in the initial offering period during a calendar quarter, the firm will not receive any additional compensation. Once a firm reaches a particular breakpoint during a quarter, the firm will receive the stated volume concession on all initial offering period sales during the applicable quarter. For example, if a firm sells $25 million of units in the initial offering period during a calendar quarter, the firm will receive additional compensation of 0.055% of $25 million. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales fee. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions. Secondary market sales of all unit trusts are excluded for purposes of these volume concessions. The Sponsor will pay these amounts out of its own assets within a reasonable time following each calendar quarter.

Any sales fee discount is borne by the broker-dealer or selling firm out of the distribution fee. The Sponsor reserves the right to change the amount of concessions or agency commissions from time to time.

The Sponsor may provide, at its own expense and out of its own profits, additional compensation and benefits to broker-dealers who sell units of this Trust and the Sponsor’s other products. This compensation is intended to result in additional sales of the Sponsor’s products and/or compensate broker-dealers and financial advisors for past sales. The Sponsor may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, Sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the Sponsor’s products. These arrangements will not change the price you pay for your units.

The Sponsor generally registers units for sale in various states in the U.S. The Sponsor does not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. The Sponsor may reject any order for units in whole or in part.

The Sponsor may gain or lose money when it holds units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price the Sponsor pays for units and the price at which it sells or redeems them. The Sponsor may also gain or lose money when it deposits securities to create units. The amount of the Sponsor’s profit or loss on the initial deposit of securities into your Trust is shown in the “Notes to Portfolio” for the Trust.

TAXES

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Trust and to an investment in the units. This summary does not purport to be a complete description of the income tax considerations applicable to the Trust or our investors on such an investment.

For example, we have not described certain considerations that may be relevant only to certain types of holders subject to special treatment under U.S. federal income tax laws, including unit holders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. unit holders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our units and persons who hold our units as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold their units in the Trust as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly with retroactive effect, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. In addition, the Sponsor’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. unit holder” means a beneficial owner of units in the Trust that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States.
•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia.
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
•	A trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. unit holder” means a beneficial owner of units in the Trust that is neither a U.S. unit holder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds units in the Trust, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective unit holder that is a partner in a partnership holding units should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of units in the Trust.

Tax matters are complicated and the tax consequences to an investor of an investment in our units will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Trust Status.  The Trust intends to qualify as a “regulated investment company” or “RIC” under the federal tax laws. To qualify as a RIC, the Trust must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Trust must distribute to unit holders, for each taxable year, at least 90% of the Trust’s “investment company taxable income,” which is generally the Trust’s net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss. If the Trust qualifies as a regulated investment company, the Trust generally will not pay federal income taxes on income and capital gains distributed to unit holders. However, the Trust generally will be subject to federal income tax on any income and capital gains not distributed to unit holders. In addition, the Trust will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless the Trust distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which the Trust paid no U.S. federal income tax.

U.S. Unit Holders.

Distributions.  Trust distributions generally will be taxable to you as ordinary income or as capital gains. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as discussed in “Certain Ordinary Income Dividends” below, certain ordinary income distributions received from the Trust may be taxed at the same maximum rates applicable to long-term capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of your holding period in your units. Long-term capital gains are currently subject to lower maximum rates of tax compared to the maximum rates applicable to ordinary income. See “Capital Gains and Losses” below. In some cases, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you to the extent of your tax basis in your units. You will be required to reduce your tax basis in your units by the amount of any nontaxable return of capital distributions. Any return of capital distributions in excess of your tax basis in your units will be treated as gain from the sale of your units. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. After the end of each year, you will receive a tax statement reporting, among other things, the amount of your Trust’s distributions that are includable in your taxable income as ordinary income distributions and capital gains dividends for such year.

Dividends Received Deduction.  A corporation that owns units generally will not be entitled to the dividends received deduction with respect to certain dividends received from the Trust due to the expected nature of the Trust’s investments. However, certain ordinary income dividends on units that are attributable to qualifying dividends received by the Trust from certain corporations may be reported by the Trust as being eligible for the dividends received deduction.

Sale or Redemption of Units.  If you sell or redeem your units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from the amount you receive in the sale or redemption transaction. Your tax basis in your units is generally equal to the cost of your units, including sales fees. In some cases, however, you may have to adjust your tax basis after you purchase your units, including reducing such basis by the amount of any nontaxable return of capital distributions.

Capital gain or loss realized on the sale of your units will generally be long-term capital gain or loss if the holding period for your units is more than one year. Otherwise, such capital gain or loss will be short-term capital gain or loss. Generally, you must exclude the date you purchase your units to determine your holding period. However, if you sell your units at a loss after holding such units for six months or less, the loss will be re-characterized as long-term capital loss to the extent of any capital gain dividends received with respect to such units. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased within 30 days before or after the disposition.

Capital Gains.  If you are an individual or other non-corporate investor, the current maximum federal tax rate for long-term capital gains is 20%. Short-term capital gains are generally subject to the same maximum tax rates as ordinary income.

Certain Ordinary Income Dividends.  Qualified dividend income of individuals and other noncorporate investors is subject to the same maximum tax rates as long-term capital gains. Ordinary income dividends received by individuals or other noncorporate investors from the Trust may be treated as qualified dividend income to the extent the Trust properly reports such dividends as qualified dividends and investors satisfy certain holding period requirements with respect to their units. In general, the amount of any ordinary income dividends that the Trust may report as qualified dividends in a year will be limited to the amount of qualifying dividends received by the Trust during such year. The Trust (or the applicable withholding agent) will provide notice to the unit holders of the amount of any distribution that may be eligible to be treated as qualified dividend income.

Additional Tax on Investment Income.  For taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes, among other items, net income from interest and dividends, including those received from the Trust, and net capital gains from the sale or redemption of Trust units.

In-Kind Distributions.  Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Trust securities when you redeem units or when your Trust terminates. This distribution will be treated as a sale or redemption of your units for federal income tax purposes and you will generally recognize taxable gain or loss. For purposes of computing your gain or loss, your amount realized will generally include the value as of the time of distribution of the securities distributed to you and the amount of any cash received.

Exchanges.  If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Trust Expenses.  Expenses incurred and deducted by your Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Foreign Tax Credit.  If your Trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Unit Holders.  Taxable distributions from the Trust (other than distributions reported as capital gain dividends) to Non-U.S. unit holders will generally be subject to U.S. withholding tax at a rate of 30% (or lower rate provided by an applicable treaty). However, effective for taxable years beginning before January 1, 2014, we (or the applicable withholding agent) generally are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case only to the extent that such distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided as to whether Congress will act to extend this exception to withholding for years beginning after December 31, 2013. In addition, no assurances can be provided that any of our distributions would be reported as eligible for this exception if extended.

Distributions reported as capital gain dividends to a Non-U.S. stockholder, and gains realized by a Non-U.S. unit holder upon the sale or redemption of units in the Trust will generally not be subject to U.S. federal withholding tax or U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

The rules discussed above do not apply to a Non-U.S. unit holder if the income and gains from its units are effectively connected to a U.S. trade or business carried on by such Non-U.S. unit holder (and if an income tax treaty applies, attributable to a “permanent establishment” in the United States). Any such Non-U.S. unit holder will be subject to U.S. federal income tax on any taxable distributions from the Trust and any gains from the sale of units in the Trust at the same graduated rates applicable to U.S. unit holders and, if the Non-U.S. unit holder is a corporation, may also be subject to an additional branch profits tax at a rate of 30% (or lower rate provided by an applicable treaty).

The tax consequences to a Non-U.S. unit holder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

A Non-U.S. unit holder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. holder provides us or the applicable withholding agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act (“FATCA”) provisions of the Hiring Incentive to Restore Employment Act generally impose a 30% withholding tax on dividends on, and gross proceeds from the sale or other disposition of Trust units if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations; (ii) if the foreign entity is not a “foreign financial institution,” the foreign entity identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. As a general matter, withholding under FATCA is required: (i) with respect to dividends on Trust units beginning on January 1, 2014; and (ii) with respect to gross proceeds from a sale or other disposition of Trust units that occurs on or after January 1, 2017. Depending on the status of a foreign holder of Trust units and the status of the intermediaries through which they hold Trust units, foreign holders could be subject to this 30% withholding tax with respect to a payment related to Trust units. If withholding is required under FATCA on a payment related to Trust units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction (provided that such benefit is available). The Trust will not pay any additional amounts in respect of amounts withheld under FATCA. Prospective investors should consult their tax advisors regarding the effect of FATCA in their particular circumstances.

Non-U.S. unit holders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in units of the Trust.

Generally, the Trust may make taxable distributions to unitholders even during periods in which unit values have declined and when it has not distributed sufficient cash to pay such taxes. Investors who purchase Trust units shortly before a distribution may receive taxable income even though the distribution economically could be considered a partial return of capital. The Trust does not consider tax consequences to be of primary importance in implementing its investment strategy, State, local and foreign taxes may apply. You are urged to consult your own tax advisor regarding an investment in the Trust.

EXPENSES

Your Trust will pay various expenses to conduct its operations. The “Fee Table” shows the estimated amount of these expenses.

The Sponsor will receive a fee from your Trust for creating and developing the Trust, including determining the Trust’s objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. This “creation and development fee” is a charge of $0.05 per unit. The Trustee will deduct this amount from your Trust’s assets after the close of the initial offering period. No portion of this fee is applied to the payment of distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of units before the close of the initial public offering period.

Your Trust will pay a fee to the Trustee for its services. The Trustee also benefits when it holds cash for your Trust in non-interest bearing accounts. Your Trust will reimburse the Sponsor as evaluator for evaluating your portfolio and for providing bookkeeping and administrative services, and will reimburse the Supervisor for providing portfolio supervisory services. The Sponsor’s and the Supervisor’s reimbursements may exceed the costs of the services the Sponsor and the Supervisor, respectively, provide to your Trust but will not exceed the costs of services provided to all of its unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

Your Trust will also pay its general operating expenses. Your Trust may pay expenses such as Trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary Trustee services, costs of taking action to protect your Trust, costs of indemnifying the Trustee and the Sponsor, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the Trustee for advancing funds to meet distributions. The Trustee will generally pay Trust expenses from distributions received on the securities but in some cases may sell securities to pay Trust expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unitholders
AmericaFirst Quantitative Trust
AmericaFirst Defensive Growth & Income Portfolio, Series 2

We have audited the accompanying statement of financial condition of AmericaFirst Defensive Growth & Income Portfolio, Series 2, a series of AmericaFirst Quantitative Trust as of July 1, 2013, the inception date. This statement of financial condition is the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on this statement of financial condition based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition, assessing the accounting principles used and significant estimates made by the Trust sponsor, as well as evaluating the overall statement of financial condition presentation. Our procedures included confirmation with The Bank of New York Mellon, Trustee, of cash deposited for the purchase of securities as shown in the statement of financial condition as of July 1, 2013. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of AmericaFirst Defensive Growth & Income Portfolio, Series 2, as of July 1, 2013, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 1, 2013

AMERICAFIRST QUANTITATIVE TRUST
AmericaFirst Defensive Growth & Income Portfolio, Series 2

STATEMENT OF FINANCIAL CONDITION

July 1, 2013

ASSETS
Contracts to purchase underlying securities(1)(2)	$103,457
Total assets	$103,457
LIABILITIES AND INTEREST OF INVESTORS
LIABILITIES
Deferred sales charge(4)(5)	$1,515
Creation & development (C&D) fee(6)	523
Organization costs(3)	782
Total liabilities	2,820
INTEREST OF INVESTORS
Cost to investors(5)	104,502
Less: initial sales fee(4)(5)	1,045
Less: organization costs, C&D and deferred sales fees(3)(5)	2,820
Net interest of investors	100,637
Total liabilities and interest of investors	$103,457
Number of units	10,450
Net asset value per unit	$9.63

(1)	Aggregate cost of the securities is based on the offer side evaluation as determined by the evaluator. The Trustee will advance the amount of net interest accrued to the first settlement date to the Trust for distribution to the sponsor as unitholder of record as of such date.
(2)	Cash has been deposited with the Trustee covering the funds (aggregating $112,000) necessary for the purchase of securities in the Trust represented by purchase contracts.
(3)	A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust. These costs have been estimated at $0.295 per unit for the Trust. A distribution will be made as of the earlier of the close of the initial offering period or three months following the Trust’s inception date to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent the actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be reimbursed to the sponsor and deducted from the assets of the Trust.
(4)	The sales fee is equal to: initial sales fee 1.00%, deferred sales fee 1.45% and C&D 0.50% of the public offering price for a total of 2.95%.
(5)	The aggregate cost to investors includes the applicable initial sales fee assuming no reduction of sales fees.
(6)	The Trust is committed to pay a creation and development fee of $5.00 per 100 units at the close of the initial public offering period. The creation and development fee will not be assessed to units that are redeemed prior to the close of the initial offering period.

EXPERTS

Legal Matters.  Paul Hastings LLP acts as counsel for the Trust. Berkowitz Oliver Williams Shaw & Eisenbrandt LLP acts as special Kansas counsel to the Trust. Dorsey & Whitney LLP acts as counsel for the Trustee.

Independent Registered Public Accounting Firm.  BBD, LLP, an independent registered public accounting firm, audited the statement of financial condition in this prospectus.

AmericaFirst Defensive Growth & Income Portfolio, Series 2

PROSPECTUS

July 1, 2013

Visit us on the Internet
http://www.afcm-portfolios.com

By e-mail
uit@afcm-portfolios.com

Call AmericaFirst Securities, Inc.
(916) 787-9940

Call The Bank of New York Mellon
(800) 428-8890

Additional Information

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

E-mail:  publicinfo@sec.gov

Write:  Public Reference Section; Washington, D.C. 20549

Visit:  http://www.sec.gov (EDGAR Database)

Call:  1-202-551-8090 (for information on the operation of the Public Reference Section)

AmericaFirst Quantitative Trust

Securities Act file number:  333-189324

Investment Company Act file number:  811-22711

Sponsored by:

AmericaFirst Securities, Inc. (a wholly-owned subsidiary of
AmericaFirst Capital Management, LLC.)
8150 Sierra College Blvd — Suite 290
Roseville, CA 95661
916-787-9940
www.afcm-portfolios.com

When Units of the Trust are no longer available this prospectus may be used as a preliminary prospectus for a future Trust. If this prospectus is used for future Trusts you should note the following:

The information in this prospectus is not complete with respect to future Trust series and may be changed. No person may sell units of future Trusts until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell units and is not soliciting an offer to buy units in any state where the offer or sale is not permitted.